                                  EXHIBIT 10.67

                               Fifth Amendment to

                           Purchase and Sale Agreement

                             dated January 20, 2004

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                                 FIFTH AMENDMENT

                                       TO

                           PURCHASE AND SALE AGREEMENT

                                  by and among

                        Riverchase Assisted Living, Ltd.
                        Senior Lifestyle Heritage, L.L.C.
                Integrated Management - Carrington Pointe, L.L.C.
            Integrated Living Communities of West Palm Beach, L.L.C.
                  Senior Lifestyle Newport Limited Partnership
                 Senior Lifestyle Pinecrest Limited Partnership
                 Senior Lifestyle Prosperity Limited Partnership
                Integrated Living Communities of Sarasota, L.L.C.
                      Olympia Fields Senior Housing, L.L.C.
                  Senior Lifestyle East Bay Limited Partnership
                Senior Lifestyle Emerald Bay Limited Partnership
                              Greenwich Bay, L.L.C.
                 Senior Lifestyle North Bay Limited Partnership
                Senior Lifestyle Sakonnet Bay Limited Partnership
                             South Bay Manor, L.L.C.
                           West Bay Manor, L.L.C. and
                  Integrated Living Communities of Dallas, L.P.

                            collectively, as Sellers,

                                       and

                  CNL Retirement Corp., a Florida corporation,

                                  as Purchaser

                                January 20, 2004

                                 FIFTH AMENDMENT

                                       TO

                           PURCHASE AND SALE AGREEMENT

         THIS FIFTH AMENDMENT TO PURCHASE AND SALE AGREEMENT (this "Amendment") is made effective as of January 20, 2004 by and among (i) (1) Riverchase Assisted Living, Ltd., a Texas limited partnership, (2) Senior Lifestyle Heritage, L.L.C, a Delaware limited liability company, (3) Integrated Management
- Carrington Pointe, L.L.C., a Delaware limited liability company, (4) Integrated Living Communities of West Palm Beach, L.L.C. , a Delaware limited liability company, (5) Senior Lifestyle Newport Limited Partnership, a Delaware limited partnership, (6) Senior Lifestyle Pinecrest Limited Partnership, a Delaware limited partnership, (7) Senior Lifestyle Prosperity Limited Partnership, a Delaware limited partnership, (8) Integrated Living Communities of Sarasota, L.L.C., a Delaware limited liability company, (9) Olympia Fields Senior Housing, L.L.C., a Delaware limited liability company, (10) Senior Lifestyle East Bay Limited Partnership, a Delaware limited partnership, (11) Senior Lifestyle Emerald Bay Limited Partnership, a Delaware limited partnership, (12) Greenwich Bay, L.L.C., a Delaware limited liability company,
(13) Senior Lifestyle North Bay Limited Partnership, a Delaware limited partnership, (14) Senior Lifestyle Sakonnet Bay Limited Partnership, a Delaware limited partnership, (15) South Bay Manor, L.L.C., a Delaware limited liability company, (16) West Bay Manor, L.L.C., and (17) Integrated Living Communities of Dallas, L.P., a Delaware limited partnership (each a "Seller" and collectively, "Sellers"), and (ii) CNL Retirement Corp., a Florida corporation ("Purchaser").

                              W I T N E S S E T H:

         WHEREAS, Sellers and Purchaser entered into a Purchase and Sale Agreement dated as of December 19, 2003 (the "Base Agreement"), as amended by that certain First Amendment to Purchase and Sale Agreement dated December 30, 2003 (the "First Amendment"), that certain Second Amendment to Purchase and Sale Agreement dated December 31, 2003 (the "Second Amendment"), that certain Third Amendment to Purchase and Sale Agreement, dated January 5, 2004 (the "Third Amendment"), and that certain Fourth Amendment to Purchase and Sale Agreement, dated January 16, 2004 (the "Fourth Amendment") (collectively with the Base Agreement, the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment, the "Original Agreement") with respect to the purchase and sale of nineteen (19) senior living facilities.

         WHEREAS, Sellers and Purchaser wish to amend the Original Agreement as set forth in this Amendment.

         NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Sellers and Purchaser hereby agree as follows:

SECTION 1. DEFINITIONS.

         Capitalized terms used in this Amendment and not defined elsewhere herein shall have the meanings set forth on the Original Agreement.

SECTION 2. ENVIRONMENTAL AND INSURANCE.

         2.1 Environmental Review. Notwithstanding anything herein to the contrary herein, subject only to the provisions of Section 2.3 relating to Sakonnet Bay Manor below, Purchaser has completed its environmental (and all other due diligence) investigations of the Properties and has reviewed, accepted and approved the results of such investigations, irrespective of any further information it may receive regarding the Properties, including any information it may receive as a result of the South Bay Environmental Activities.

         2.2 South Bay Environmental Activities. Sellers hereby consent, under the terms and conditions set forth in this Section 2.2, to Purchaser's environmental consultant undertaking the South Bay Environmental Activities. All South Bay Environmental Activities, whether performed before or after Closing, shall be at Purchaser's sole cost and expense and shall be performed in accordance with all of the terms and conditions of the Access Agreement, including the insurance and indemnification provisions thereof. Sellers shall receive at least twenty-four (24) hours notice of any South Bay Environmental Activity to allow for a Sellers' Representative to be present for any South Bay Environmental Activity. If Purchaser's environmental consultant takes any sample from a Property in connection with any South Bay Environmental Activity, Purchaser shall provide to Sellers' Representative a portion of such sample so as to allow, but not require, Sellers to cause its environmental professionals to perform testing on such sample. Purchaser shall deliver to the applicable Seller within one (1) Business Day of receipt copies of any reports or documentation relating to any South Bay Environmental Activity.

         2.3 Sakonnet Environmental Condition. It shall be a condition precedent to Purchaser's and the Sakonnet Bay Manor Seller's obligations to close on Sakonnet Bay Manor that the Sakonnet Environmental Condition shall be satisfied. To allow the Sakonnet Environmental Condition to be satisfied, Purchasers and Sellers hereby extend the Closing Date with respect to Sakonnet Bay Manor only to a date (the "Sakonnet Extended Closing Date") which is the earlier of (i) the date which is five (5) Business Days after the date on which the Sakonnet Environmental Condition is satisfied (or waived in writing by the Sakonnet Bay Seller and Purchaser), provided that the conditions precedent to Closing set forth in Sections 4 and 5 of the Original Agreement are satisfied (or waived in writing by the applicable party pursuant to the provisions of Sections 4 and 5 of the Original Agreement), or (ii) January 20, 2005. The Closing on all Properties other than Sakonnet Bay Manor shall occur in accordance with the provisions of the Original Agreement. Purchaser shall proceed to Closing on the Closing Date in accordance with all the terms and conditions of this Agreement on the Properties other than Sakonnet Bay Manor, Purchaser shall provide the Title Company at the initial Closing with a deposit of the Second Security Amount and the Purchase Price at the initial Closing shall be reduced by the Sakonnet Bay Manor Allocated Purchase Price ($24,678,951) and the Aggregate Shortfall Reserve Fund at the initial Closing shall be reduced by the greater of Two Hundred Forty Eight Thousand Dollars ($248,000) or the portion of the Aggregate Shortfall Reserve Fund allocated to Sakonnet Bay Manor on Schedule F of the Original Agreement, such adjustments to reflect that

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Sakonnet Bay Manor is not included in the initial Closing. Purchaser shall proceed to Closing on Sakonnet Bay Manor on the Sakonnet Extended Closing Date subject to all of the terms and conditions of the Agreement. If the Closing on Sakonnet Bay Manor has not occurred by January 20, 2005, then this Agreement shall terminate and be of no further force and effect except with respect to provisions hereof which by their express terms survive a termination of the Agreement, Purchaser shall (subject to the terms of Section 11.2 of the Original Agreement to the contrary) receive a return of the Second Security Amount, and each party to the Agreement shall (subject to the terms of Section 11.1 of the Original Agreement to the contrary), pay for its own out-of-pocket expenses incurred in respect of the transactions contemplated by the Agreement. At any time prior to Closing on Sakonnet Bay Manor, Purchaser shall have the right to waive satisfaction of the Sakonnet Environmental Condition and proceed to Closing within five (5) Business Days after notice to the Sakonnet Bay Manor Seller under the terms of the Original Agreement.

         2.4 Insurance. Purchaser and Sellers agree that it shall be a condition of Closing that the Insurance Program Condition shall be satisfied on the Closing Date. For the sake of clarification, Purchaser and Sellers acknowledge that (i) the Three Million One Hundred Forty-Nine Thousand Three Hundred Seven Dollars ($3,149,307) budget in the definition of Insurance Program Condition does not include worker's compensation insurance and (ii) the Insurance Program Condition shall be satisfied if Sellers' general liability/professional liability insurance coverage is on the risk management program currently in effect with respect to the Properties with all other insurance coverage satisfying Article 9 (Insurance) of the Lease for each Property provided that such insurance in the aggregate satisfies the cost parameters set forth in the definition of Insurance Program Condition.

SECTION 3. AMENDMENTS.

         3.1 Amendments to Section 1. Section 1 (Definitions) of the Original Agreement is hereby amended by adding the following new definitions:

                  "Sakonnet Environmental Condition" shall mean both the Sakonnet No-Further Action Condition and the Sakonnet Testing Condition.

                  "Sakonnet No-Further Action Condition" shall mean, provided that the Sakonnet Bay Seller shall first have submitted to the Rhode Island Department of Environmental Management ("RIDEM") Purchaser's test results and any other documentation or test results deemed advisable by the Sakonnet Bay Seller (collectively, the "RIDEM Submission"), one of the following:
                  (i) a written RIDEM closure or other RIDEM equivalent of a no-further action letter dated after the date of the RIDEM Submission with respect to the 1994 UST Closure, Facility I.D. #16959 (previously unregistered tank), residual Petroleum Contamination ("UST Residual Contamination"); or (ii) RIDEM's written confirmation dated after the date of the RIDEM Submission that no further testing or remediation is required with respect to the UST Residual Contamination (such confirmation shall be deemed to be given if RIDEM fails to respond to the Sakonnet Bay Manor Seller's request for a closure or no-further action

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                  letter within ninety (90) days after RIDEM's receipt of the last of no fewer than three (3) written requests (which written requests shall be issued no more frequently than every 15 days) from the Sakonnet Bay Manor Seller, Purchaser, or their respective Representatives, which letter(s) shall be pre-approved by all parties; or (iii) a written RIDEM No Further Action or equivalent letter issued for the Property dated after the date of the RIDEM Submission upon completion of any assessment and/or remediation performed as requested by RIDEM to RIDEM's written satisfaction.

                  "Sakonnet Testing Condition" shall mean any intrusive groundwater sampling and laboratory analytical testing results which do not reveal Petroleum Contamination in excess of applicable Rhode Island groundwater action standards promulgated by RIDEM by regulation or as determined by RIDEM on a site-specific basis, which testing is (i) performed on behalf of the Sakonnet Bay Seller in accordance with RIDEM's requirements in conjunction with satisfaction of the Sakonnet No-Further Action Condition, (ii) performed on behalf of the Sakonnet Bay Seller following not less than three (3) Business Days' notice to Purchaser to allow for Purchaser's environmental consultant to review and reasonably comment on the scope of work, or (iii) performed on behalf of Purchaser after approval, not to be unreasonably withheld, of the scope of work by the Sakonnet Bay Seller and in accordance with the Access Agreement and all other reasonable requirements of the Sakonnet Bay Seller.

                  "South Bay Environmental Activities" shall mean Purchaser's environmental consultant's performance at the South Bay Manor Property from the date of this Amendment through Closing (and after the Closing Date) of the following activities: (i) excavation of soil to determine if the anomaly detected by Purchaser's Representatives' ground penetrating radar survey located approximately ten (10) feet southwest of the southwest corner of the former greenhouse attached to the manor is an underground storage tank, (ii) removal of any underground storage tank found as a result of the excavation of soil in clause (i) above, and (iii) sampling of soil and/ or groundwater from the walls and floor of the excavated pit of any such underground storage tank, and testing of such soil solely for Petroleum Contamination, such removal and any related activities to be performed strictly in accordance with Applicable Laws relating to environmental conditions and Hazardous Materials.

                  "Petroleum Contamination" shall mean any contamination caused by the release of gasoline, diesel fuel, #2 fuel oil, #4 fuel oil, #6 fuel oil, motor oil, and/or other petroleum products, by-products, breakdown products, or constituents thereof.

         3.2 Amendments to Section 10 (Apportionments).

                  (a) Section 10.2 of the Original Agreement is hereby amended by increasing the amount includable in the determination of rent by Five Hundred Fifty Thousand Dollars ($550,000) from Five Million Eight Hundred Thousand Dollars ($5,800,000) to Six Million Three Hundred Fifty Thousand Dollars ($6,350,000).

                  (b) The definition of Third-Party Costs set forth in Section 10.2(b) is hereby amended by the addition of the following subsections (xv) and
(xvi):

                  ", (xv) a fee to Collateral Mortgage Capital, LLC in connection with the transfer to Collateral Mortgage Capital, LLC of the servicing rights to the Berkshire facility loans, and (xvi) all fees and expenses, including Purchaser's and Sellers' attorneys' and environmental consultant's fees and expenses (the foregoing is an exception to the provision of Section 10.2(b) rendering Sellers responsible for their attorneys' and other professionals' fees and expenses) and governmental filing and related fees, of satisfying the Sakonnet Bay Environmental Condition, excluding any governmental penalties and remediation costs (neither of which shall constitute Third Party Costs)."

SECTION 4. ELECTION.

         The election and delivery of this Amendment by Purchaser shall constitute Purchaser's election not to deliver the Insurance Termination Notice and the Environmental Termination Notice.

SECTION 5. MISCELLANEOUS.

         5.1 Notices. Any and all notices, demands, consents, approvals, offers, elections and other communications required or permitted under this Amendment shall be delivered as set forth under Section 12.4 of the Original Agreement.

         5.2 Counterparts, Etc. This Amendment may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile signatures shall be deemed originals for purposes of determining the enforceability of this Amendment. This Amendment constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and shall supersede and take the place of any other instruments purporting to be an agreement of the parties hereto relating to the subject matter hereof. The Original Agreement as amended by this Amendment may not be amended or modified in any respect other than by the written agreement of all of the parties hereto.

         5.3 Ratification. Except as amended by this Amendment, the terms of the Original Agreement are hereby ratified and confirmed in all respects.

                            [SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, the parties have caused this Fifth Amendment to Purchase and Sale Agreement to be executed as a sealed instrument as of the date first hereinabove written.

                                         SELLERS:

                                         THE PARK AT RIVERCHASE (AL):

                                         RIVERCHASE ASSISTED LIVING, LTD.,
                                         a Texas limited partnership

                                         By: WXI/Senior Lifestyle Riverchase
                                             Gen-Par, L.L.C.,
                                             a Delaware limited liability
                                             company,
                                             its General Partner

                                             By: Integrated Living Communities,
                                                 L.L.C.,
                                                 a Delaware limited liability
                                                 company,
                                                 its Sole Member

                                                 By: /s/ Jon A. DeLuca
                                                     ---------------------------
                                                     Jon A. DeLuca
                                                     Vice President and
                                                     Chief Financial Officer

                                         THE HERITAGE PALMERAS (AZ):

                                         SENIOR LIFESTYLE HERITAGE, L.L.C.,
                                         a Delaware limited liability company

                                         By: WHSLA Real Estate Limited
                                             Partnership,
                                             a Delaware limited partnership,
                                             its Sole Member

                                             By: WHSLA Gen-Par, Inc.,
                                                 a Delaware corporation,
                                                 its General Partner

                                                 By: /s/ Jon A. DeLuca
                                                     ---------------------------
                                                     Jon A. DeLuca
                                                     Vice President and
                                                     Chief Financial Officer

                             CARRINGTON POINTE AND CHERRY HILLS CLUB (CA):
                             INTEGRATED MANAGEMENT - CARRINGTON POINTE, L.L.C., a Delaware limited liability company

                             By: /s/ Jon A. DeLuca
                                 -----------------------------------
                                 Jon A. DeLuca
                                 Vice President and
                                 Chief Financial Officer

                             HERON'S RUN (FL):

                             INTEGRATED LIVING COMMUNITIES OF WEST
                             PALM BEACH, L.L.C.,
                             a Delaware limited liability company

                             By: /s/ Jon A. DeLuca
                                 -----------------------------------
                                 Jon A. DeLuca
                                 Vice President and
                                 Chief Financial Officer

                           NEWPORT PLACE AND THE POINTE AT NEWPORT PLACE (FL):
                           SENIOR LIFESTYLE NEWPORT LIMITED PARTNERSHIP, a Delaware limited partnership

                           By: SLC Newport, Inc.,
                               a Delaware corporation,
                               its General Partner

                               By: /s/ Jon A. DeLuca
                                   -------------------------------
                                   Jon A. DeLuca
                                   Vice President and
                                   Chief Financial Officer

                           PINECREST PLACE (FL):

                           SENIOR LIFESTYLE PINECREST LIMITED
                           PARTNERSHIP,
                           a Delaware limited partnership

                           By: SLC Pinecrest, Inc.,
                               a Delaware corporation,
                               its General Partner

                               By: /s/ Jon A. DeLuca
                                   -------------------------------
                                   Jon A. DeLuca
                                   Vice President and
                                   Chief Financial Officer

                                         PROSPERITY OAKS (FL):

                                         SENIOR LIFESTYLE PROSPERITY LIMITED
                                         PARTNERSHIP,
                                         a Delaware limited partnership

                                         By: Prosperity Gen-Par, Inc.,
                                             a Delaware corporation,
                                             its General Partner

                                             By: /s/ Jon A. DeLuca
                                                 -------------------------------
                                                 Jon A. DeLuca
                                                 Vice President and
                                                 Chief Financial Officer

                                         WATERSIDE RETIREMENT ESTATES (FL):

                                         INTEGRATED LIVING COMMUNITIES OF
                                         SARASOTA, L.L.C.,
                                         a Delaware limited liability company

                                         By: /s/ Jon A. DeLuca
                                             -----------------------------------
                                             Jon A. DeLuca
                                             Vice President and
                                             Chief Financial Officer

                                         THE PARK AT OLYMPIA FIELDS (IL):

                                         OLYMPIA FIELDS SENIOR HOUSING, L.L.C.,
                                         a Delaware limited liability company

                                         By: WHSLC Realty, L.L.C.,
                                             a Delaware limited liability
                                             company

                                             By: WHSLH Realty, L.L.C.,
                                                 a Delaware limited liability
                                                 company,
                                                 its member

                                                 By: /s/ Jon A. DeLuca
                                                     ---------------------------
                                                     Jon A. DeLuca
                                                     Vice President and
                                                     Chief Financial Officer

                                         EAST BAY MANOR (RI):

                                         SENIOR LIFESTYLE EAST BAY LIMITED
                                         PARTNERSHIP,
                                         a Delaware limited partnership

                                         By: SLC East Bay, Inc.,
                                             a Delaware corporation,
                                             its General Partner

                                             By: /s/ Jon A. DeLuca
                                                 -------------------------------
                                                 Jon A. DeLuca
                                                 Vice President and
                                                 Chief Financial Officer

                                         EMERALD BAY MANOR (RI):

                                         SENIOR LIFESTYLE EMERALD BAY LIMITED
                                         PARTNERSHIP,
                                         a Delaware limited partnership

                                         By: SLC Emerald Bay, Inc.,
                                             a Delaware corporation,
                                             its General Partner

                                             By: /s/ Jon A. DeLuca
                                                 -------------------------------
                                                 Jon A. DeLuca
                                                 Vice President and
                                                 Chief Financial Officer

                                         GREENWICH BAY MANOR (RI):

                                         GREENWICH BAY, L.L.C.,
                                         a Delaware limited liability company

                                         By: /s/ Jon A. DeLuca
                                             -----------------------------------
                                             Jon A. DeLuca
                                             Vice President and
                                             Chief Financial Officer

                                         NORTH BAY MANOR (RI)

                                         SENIOR LIFESTYLE NORTH BAY LIMITED
                                         PARTNERSHIP,
                                         a Delaware limited partnership

                                         By: SLC North Bay, Inc.,
                                             a Delaware corporation,
                                             its General Partner

                                             By: /s/ Jon A. DeLuca
                                                 -------------------------------
                                                 Jon A. DeLuca
                                                 Vice President and
                                                 Chief Financial Officer

                                         SAKONNET BAY MANOR (RI):

                                         SENIOR LIFESTYLE SAKONNET BAY LIMITED
                                         PARTNERSHIP,
                                         a Delaware limited partnership

                                         By: SLC Sakonnet Bay, Inc.,
                                             a Delaware corporation,
                                             its General Partner

                                             By: /s/ Jon A. DeLuca
                                                 -------------------------------
                                                 Jon A. DeLuca
                                                 Vice President and
                                                 Chief Financial Officer

                                         SOUTH BAY MANOR (RI):

                                         SOUTH BAY MANOR, L.L.C.,
                                         a Delaware limited liability company

                                         By: /s/ Jon A. DeLuca
                                             -----------------------------------
                                             Jon A. DeLuca
                                             Vice President and
                                             Chief Financial Officer

                                         WEST BAY MANOR (RI):

                                         WEST BAY MANOR, L.L.C.,
                                         a Delaware limited liability company

                                         By: /s/ Jon A. DeLuca
                                             -----------------------------------
                                             Jon A. DeLuca
                                             Vice President and
                                             Chief Financial Officer

                                         TREEMONT RETIREMENT COMMUNITY (TX):

                                         INTEGRATED LIVING COMMUNITIES OF
                                         DALLAS, L.P.,
                                         a Delaware limited partnership

                                         By: Integrated Living Communities of
                                             Dallas Gen-Par, L.L.C.,
                                             a Delaware limited liability
                                             company,
                                             its General Partner

                                             By: /s/ Jon A. DeLuca
                                                 -------------------------------
                                                 Jon A. DeLuca
                                                 Vice President and
                                                 Chief Financial Officer

                                         PURCHASER:

                                         CNL RETIREMENT CORP., A FLORIDA
                                         CORPORATION

                                         By: /s/ Marcel Verbaas
                                             -----------------------------------
                                             Marcel Verbaas
                                             Chief Investment Officer